Filed pursuant to Rule 497(e)

File Nos. 002-98772 and 811-04347

GMO TRUST

Supplement dated March 16, 2020 to the

GMO Trust Prospectus, dated June 30, 2019, as supplemented

GMO Emerging Country Debt Fund

Effective March 16, 2020, the GMO Emerging Country Debt Fund (the “Fund”) charges a purchase premium of 1.15% of the amount invested and a redemption fee of 1.15% of the amount redeemed. The sections captioned “Shareholder fees” and “Example” on page 86 of the Prospectus are replaced with the following:

Shareholder fees

(fees paid directly from your investment)

	Class III	Class IV
Purchase premium (as a percentage of amount invested)	1.15%	1.15%
Redemption fee (as a percentage of amount redeemed)	1.15%	1.15%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense waiver noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class III	$288	$418	$559	$971	$170	$288	$418	$795

Class IV	$283	$402	$532	$912	$165	$273	$390	$735

Effective March 16, 2020, the “Average Annual Total Returns” table on page 89 of the Prospectus is replaced with the following:

Average Annual Total Returns

Periods Ending December 31, 2018

	1 Year	5 Years	10 Years	Incept.
Class III				4/19/94
Return Before Taxes	-8.06%	4.53%	12.23%	13.61%
Return After Taxes on Distributions	-10.78%	1.28%	8.74%	8.47%
Return After Taxes on Distributions and Sale of Fund Shares	-4.75%	2.00%	8.38%	8.62%
J.P. Morgan EMBI Global (Fund benchmark as of 6/30/19) (reflects no deduction for fees, expenses, or taxes)	-4.61%	4.19%	7.79%	9.73%
J.P. Morgan EMBI Global + (Composite index)	-4.61%	4.19%	7.79%	9.67%
Class IV				1/9/98
Return Before Taxes	-8.03%	4.59%	12.30%	10.51%
J.P. Morgan EMBI Global (Fund benchmark as of 6/30/19) (reflects no deduction for fees, expenses, or taxes)	-4.61%	4.19%	7.79%	8.02%
J.P. Morgan EMBI Global + (Composite index)	-4.61%	4.19%	7.79%	7.96%